Exhibit 99.1

PRESS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2003

JPMorgan Chase Consolidated
STATEMENT OF INCOME — REPORTED BASIS
LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY
STATEMENT OF INCOME — OPERATING BASIS
RECONCILIATION FROM REPORTED TO OPERATING BASIS
SEGMENT DETAIL
INVESTMENT BANK
BUSINESS-RELATED METRICS
TREASURY & SECURITIES SERVICES
INVESTMENT MANAGEMENT & PRIVATE BANKING
JPMORGAN PARTNERS
INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES
CHASE FINANCIAL SERVICES
BUSINESS-RELATED METRICS
SUPPLEMENTAL DETAIL
NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL
CONSOLIDATED BALANCE SHEET
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
CREDIT-RELATED INFORMATION
CAPITAL
Glossary of Terms
PRESS RELEASE
ANALYST PRESENTATION SLIDES

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

Note: Prior periods have been adjusted to conform with current methodologies.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share, ratio and employee data)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

REVENUE
Investment Banking Fees	$616	$678	$545	$785	$755	(9)%	(18)%
Trading Revenue	1,232	585	(21)	731	1,299	111	(5)
Fees and Commissions	2,598	2,282	3,005	2,885	2,584	14	1
Private Equity — Realized Gains (Losses)	(4)	(45)	(40)	(10)	(10)	91	60
Private Equity — Unrealized Gains (Losses)	(217)	(23)	(275)	(115)	(228)	NM	5
Securities Gains	485	747	578	124	114	(35)	325
Other Revenue	481	290	419	292	157	66	206

Total Noninterest Revenue	5,191	4,514	4,211	4,692	4,671	15	11
Interest Income	6,263	6,184	6,316	6,498	6,286	1	—
Interest Expense	3,048	3,203	3,580	3,616	3,359	(5)	(9)

Net Interest Income	3,215	2,981	2,736	2,882	2,927	8	10

Revenue before Provision for Credit Losses	8,406	7,495	6,947	7,574	7,598	12	11
Provision for Credit Losses	743	921	1,836	821	753	(19)	(1)

TOTAL NET REVENUE	7,663	6,574	5,111	6,753	6,845	17	12

EXPENSE
Compensation Expense	3,174	3,032	2,367	2,761	2,823	5	12
Occupancy Expense (a)	496	425	478	365	338	17	47
Technology and Communications Expense	637	635	625	629	665	—	(4)
Amortization of Intangibles	74	82	80	92	69	(10)	7
Other Expense	1,160	1,294	1,168	1,118	1,208	(10)	(4)
Surety Settlement and Litigation Reserve (a)	—	1,300	—	—	—	NM	NM
Merger and Restructuring Costs	—	393	333	229	255	NM	NM

TOTAL NONINTEREST EXPENSE	5,541	7,161	5,051	5,194	5,358	(23)	3

Income (Loss) before Income Tax Expense	2,122	(587)	60	1,559	1,487	NM	43
Income Tax Expense (Benefit)	722	(200)	20	531	505	NM	43

NET INCOME (LOSS)	$1,400	$(387)	$40	$1,028	$982	NM	43

NET INCOME APPLICABLE TO COMMON STOCK	$1,387	$(399)	$27	$1,015	$969	NM	43

NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.69	$(0.20)	$0.01	$0.51	$0.49	NM	41
Diluted	0.69	(0.20)	0.01	0.50	0.48	NM	44

PERFORMANCE RATIOS (b)
Return on Average Assets	0.73%	NM	0.02%	0.56%	0.55%	NM	18 bp
Return on Average Common Equity	13.4	NM	0.3	10.0	9.7	NM	370

FULL-TIME EQUIVALENT EMPLOYEES	93,878	94,335	95,637	95,878	96,938	—%	(3)%

(a)	In the fourth quarter of 2002, a $1,300 million (pre-tax) charge was recorded related to the settlement of the Enron surety litigation and the establishment of a reserve for certain material litigation, proceedings and investigations. In the third quarter of 2002, $98 million (pre-tax) in real estate charges were recorded in “Occupancy Expense” on a reported basis.

(b)	Quarterly ratios are based on annualized amounts.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING REVENUE
Investment Bank	$4,012	$3,311	$2,427	$3,109	$3,607	21%	11%
Treasury & Securities Services	966	962	1,057	1,019	968	—	—
Investment Management & Private Banking	652	663	702	738	773	(2)	(16)
Chase Financial Services	3,737	3,378	3,710	3,441	3,091	11	21
JPMorgan Partners	(290)	(95)	(371)	(205)	(321)	NM	10
Support Units and Corporate	(214)	(294)	(224)	(194)	(199)	27	(8)

OPERATING REVENUE (a)	$8,863	$7,925	$7,301	$7,908	$7,919	12	12

EARNINGS
Investment Bank	$932	$361	$(249)	$502	$764	158	22
Treasury & Securities Services	147	136	211	176	143	8	3
Investment Management & Private Banking	64	43	99	111	129	49	(50)
Chase Financial Services	704	496	791	674	508	42	39
JPMorgan Partners	(224)	(101)	(284)	(175)	(252)	NM	11
Support Units and Corporate	(223)	(205)	(243)	(109)	(142)	(9)	(57)

OPERATING EARNINGS (a)	1,400	730	325	1,179	1,150	92	22
Special Items (Net of Taxes):
Real Estate Charge	—	—	(65)	—	—	NM	NM
Surety Settlement and Litigation Reserve	—	(858)	—	—	—	NM	NM
Merger and Restructuring Costs	—	(259)	(220)	(151)	(168)	NM	NM

NET INCOME (LOSS) (a)	$1,400	$(387)	$40	$1,028	$982	NM	43

EARNINGS PER SHARE — DILUTED
OPERATING EARNINGS (a)	$0.69	$0.36	$0.16	$0.58	$0.57	92	21
Special Items (Net of Taxes):
Real Estate Charge	—	—	(0.03)	—	—	NM	NM
Surety Settlement and Litigation Reserve	—	(0.43)	—	—	—	NM	NM
Merger and Restructuring Costs	—	(0.13)	(0.12)	(0.08)	(0.09)	NM	NM

NET INCOME (LOSS) (a)	$0.69	$(0.20)	$0.01	$0.50	$0.48	NM	44

OPERATING RETURN ON COMMON EQUITY
Investment Bank	19.7%	7.6%	NM	10.8%	16.3%	1,210 bp	340 bp
Treasury & Securities Services	19.5	18.4	28.2%	23.2	19.6	110	(10)
Investment Management & Private Banking	4.2	2.7	6.4	7.1	8.5	150	(430)
Chase Financial Services	27.5	18.9	29.8	25.8	20.2	860	730
OPERATING RETURN ON COMMON EQUITY (a)	13.4	6.8	2.9	11.4	11.4	660	200

(a)	Represents consolidated JPMorgan Chase.

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING REVENUE
Investment Banking Fees	$616	$678	$545	$785	$755	(9)%	(18)%
Trading-Related Revenue (Includes Trading NII)	1,915	1,253	365	1,136	1,720	53	11
Fees and Commissions	2,429	2,052	2,768	2,745	2,493	18	(3)
Private Equity — Realized Gains (Losses)	(4)	(45)	(40)	(10)	(10)	91	60
Private Equity — Unrealized Gains (Losses)	(217)	(23)	(275)	(115)	(228)	NM	5
Securities Gains	485	747	578	124	114	(35)	325
Other Revenue	477	303	409	273	137	57	248
Net Interest Income (Excludes Trading NII)	3,162	2,960	2,951	2,970	2,938	7	8

TOTAL OPERATING REVENUE	8,863	7,925	7,301	7,908	7,919	12	12

OPERATING EXPENSE
Compensation Expense (a)	3,174	3,032	2,367	2,761	2,823	5	12
Noncompensation Expense (a) (b)	2,367	2,436	2,253	2,204	2,280	(3)	4

TOTAL OPERATING EXPENSE	5,541	5,468	4,620	4,965	5,103	1	9
Credit Costs	1,200	1,351	2,190	1,155	1,074	(11)	12

Operating Income before Income Tax Expense	2,122	1,106	491	1,788	1,742	92	22
Income Tax Expense	722	376	166	609	592	92	22

OPERATING EARNINGS	$1,400	$730	$325	$1,179	$1,150	92	22

OPERATING BASIS
Diluted Earnings per Share	$0.69	$0.36	$0.16	$0.58	$0.57	92	21
Shareholder Value Added	148	(551)	(964)	(57)	(59)	NM	NM
Return on Average Managed Assets (c)	0.70%	0.37%	0.17%	0.62%	0.63%	33 bp	7 bp
Return on Common Equity (c)	13.4	6.8	2.9	11.4	11.4	660	200
Common Dividend Payout Ratio	50	96	222	59	60	(4,600)	(1,000)
Effective Income Tax Rate	34	34	34	34	34	—	—
Compensation Expense as a % of Operating Revenue	36	38	32	35	36	(200)	—
Noncompensation Expense as a % of Operating Revenue	27	31	31	28	29	(400)	(200)
Overhead Ratio	63	69	63	63	64	(600)	(100)

(a)	Includes severance and other related costs associated with expense containment programs implemented in 2002.

(b)	Includes Occupancy Expense, Technology and Communications Expense, Amortization of Intangibles and Other Expense.

(c)	Quarterly ratios are based on annualized amounts.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

REVENUE
TRADING REVENUE
Reported	$1,232	$585	$(21)	$731	$1,299	111%	(5)%
Trading-Related NII	683	668	386	405	421	2	62

Operating	$1,915	$1,253	$365	$1,136	$1,720	53	11

CREDIT CARD REVENUE (a)
Reported	$692	$807	$806	$669	$587	(14)	18
Credit Card Securitizations	(169)	(230)	(237)	(140)	(91)	27	(86)

Operating	$523	$577	$569	$529	$496	(9)	5

OTHER REVENUE
Reported	$481	$290	$419	$292	$157	66	206
Credit Card Securitizations	(4)	13	(10)	(19)	(20)	NM	80

Operating	$477	$303	$409	$273	$137	57	248

NET INTEREST INCOME
Reported	$3,215	$2,981	$2,736	$2,882	$2,927	8	10
Credit Card Securitizations	630	647	601	493	432	(3)	46
Trading-Related NII	(683)	(668)	(386)	(405)	(421)	2	62

Operating	$3,162	$2,960	$2,951	$2,970	$2,938	7	8

TOTAL REVENUE
Reported	$8,406	$7,495	$6,947	$7,574	$7,598	12	11
Credit Card Securitizations	457	430	354	334	321	6	42

Total Operating Revenue	$8,863	$7,925	$7,301	$7,908	$7,919	12	12

NONINTEREST EXPENSE
Reported	$5,541	$7,161	$5,051	$5,194	$5,358	(23)	3
Real Estate Reserves	—	—	(98)	—	—	NM	NM
Surety Settlement and Litigation Reserve	—	(1,300)	—	—	—	NM	NM
Merger and Restructuring Costs	—	(393)	(333)	(229)	(255)	NM	NM

Total Operating Expense	$5,541	$5,468	$4,620	$4,965	$5,103	1	9

CREDIT COSTS
Provision for Credit Losses — Reported	$743	$921	$1,836	$821	$753	(19)	(1)
Credit Card Securitizations	457	430	354	334	321	6	42

Credit Costs — Operating	$1,200	$1,351	$2,190	$1,155	$1,074	(11)	12

(a)	Included in Fees and Commissions.

SEGMENT DETAIL

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Trading Revenue (Includes Trading NII):
Fixed Income and Other	$1,732	$1,300	$632	$1,035	$1,504	33%	15%
Equities	199	(32)	(254)	95	200	NM	(1)

	1,931	1,268	378	1,130	1,704	52	13
Investment Banking Fees	621	650	529	781	736	(4)	(16)
Net Interest Income	684	626	630	639	712	9	(4)
Fees and Commissions	372	357	422	420	385	4	(3)
Securities Gains	383	376	465	108	127	2	202
All Other Revenue	21	34	3	31	(57)	(38)	NM

TOTAL OPERATING REVENUE	4,012	3,311	2,427	3,109	3,607	21	11

EXPENSE:
Compensation Expense	1,329	1,070	728	1,063	1,137	24	17
Noncompensation Expense	823	868	816	816	899	(5)	(8)

Operating Expense (Excludes Severance and Related Costs)	2,152	1,938	1,544	1,879	2,036	11	6
Severance and Related Costs	104	338	79	124	47	(69)	121

TOTAL OPERATING EXPENSE	2,256	2,276	1,623	2,003	2,083	(1)	8

Operating Margin	1,756	1,035	804	1,106	1,524	70	15
Credit Costs	246	489	1,316	306	282	(50)	(13)

Operating Income (Loss) Before Income Tax Expense	1,510	546	(512)	800	1,242	177	22
Income Tax Expense (Benefit)	578	185	(263)	298	478	212	21

OPERATING EARNINGS (LOSS)	$932	$361	$(249)	$502	$764	158	22

Average Common Equity	$19,099	$18,745	$17,655	$18,388	$18,890	2	1
Average Assets	523,675	515,605	494,810	503,368	467,714	2	12
Shareholder Value Added	363	(210)	(788)	(53)	200	NM	82
Return on Common Equity	19.7%	7.6%	NM	10.8%	16.3%	1,210 bp	340 bp
Overhead Ratio	56	69	67%	64	58	(1,300)	(200)
Overhead Ratio Excl. Severance and Related Costs	54	59	64	60	56	(500)	(200)
Compensation Expense as a % of Operating Revenue Excl. Severance and Related Costs	33	32	30	34	32	100	100
FULL-TIME EQUIVALENT EMPLOYEES	14,633	15,158	16,381	16,705	17,674	(3)%	(17)%

J.P. MORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS (in millions)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

BUSINESS REVENUE:
INVESTMENT BANKING FEES
Advisory	$160	$216	$139	$194	$194	(26)%	(18)%
Underwriting and Other Fees	461	434	390	587	542	6	(15)

TOTAL	621	650	529	781	736	(4)	(16)

CAPITAL MARKETS & LENDING
Fixed Income	1,981	1,566	887	1,269	1,746	27	13
Treasury	608	578	607	269	385	5	58
Credit Portfolio	366	324	409	414	297	13	23
Equities	436	193	(5)	376	443	126	(2)

TOTAL	3,391	2,661	1,898	2,328	2,871	27	18

TOTAL OPERATING REVENUE	$4,012	$3,311	$2,427	$3,109	$3,607	21	11

MEMO:
CAPITAL MARKETS & LENDING TOTAL RETURN REVENUE (a)
Fixed Income	$1,945	$1,482	$921	$1,341	$1,703	31	14
Treasury	536	465	364	215	470	15	14
Credit Portfolio	366	324	409	414	297	13	23
Equities	436	193	(5)	376	443	126	(2)

TOTAL	$3,283	$2,464	$1,689	$2,346	$2,913	33	13

MARKET SHARE / RANKINGS: (b)
Global Syndicated Loans	16% / #1	19% / #1	22% / #1	28% / #1	22% / #1
U.S. Investment Grade Bonds	15% / #2	14% / #2	15% / #2	18% / #2	16% / #2
Euro-Denominated Corporate International Bonds	4% / #10	7% / #4	5% / #9	5% / #7	6% / #4
Global Equity and Equity-Related	10% / #3	3% / #9	2% / #14	6% / #6	5% / #6
U.S. Equity and Equity-Related	15% / #1	5% / #7	3% / #8	9% / #5	5% / #7
Global Announced M&A	19% / #3	15% / #5	12% / #7	17% / #3	12% / #8

(a)	Total return revenue includes operating revenues plus the unrealized gains or losses on third-party or internally transfer priced assets and liabilities in treasury and fixed income activities, which are not accounted for on a mark-to-market basis through earnings.

(b)	Derived from Thomson Financial Securities Data which reflects subsequent updates to prior period information. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. U.S. Equity and Equity-Related adjusted to reflect all equity issuances in the U.S. market for both U.S. and non-U.S. issuers.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$607	$593	$615	$630	$609	2%	—%
Net Interest Income	323	337	336	334	323	(4)	—
All Other Revenue	36	32	106	55	36	13	—

TOTAL OPERATING REVENUE	966	962	1,057	1,019	968	—	—

EXPENSE:
Compensation Expense	319	285	291	302	304	12	5
Noncompensation Expense	422	465	443	447	443	(9)	(5)

TOTAL OPERATING EXPENSE	741	750	734	749	747	(1)	(1)

Operating Margin	225	212	323	270	221	6	2
Credit Costs	1	2	—	(1)	1	(50)	—

Operating Income Before Income Tax Expense	224	210	323	271	220	7	2
Income Tax Expense	77	74	112	95	77	4	—

OPERATING EARNINGS	$147	$136	$211	$176	$143	8	3

Average Common Equity	$3,046	$2,904	$2,952	$3,026	$2,943	5	3
Average Assets	19,590	19,277	15,940	18,915	16,974	2	15
Shareholder Value Added	56	47	121	84	55	19	2
Return on Common Equity	19.5%	18.4%	28.2%	23.2%	19.6%	110 bp	(10) bp
Overhead Ratio	77	78	69	74	77	(100)	—
Assets under Custody (in billions)	$6,269	$6,336	$6,251	$6,417	$6,428	(1)%	(2)%
FULL-TIME EQUIVALENT EMPLOYEES	14,357	14,445	14,745	14,867	15,257	(1)	(6)

OPERATING REVENUE BY BUSINESS:
Treasury Services	$496	$478	$482	$454	$459	4	8
Investor Services	346	340	390	423	386	2	(10)
Institutional Trust Services	207	228	223	224	205	(9)	1
Other	(83)	(84)	(38)	(82)	(82)	1	(1)

Total Treasury & Securities Services	$966	$962	$1,057	$1,019	$968	—	—

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

							1QTR 2003
							Over (Under)
	1QTR		4QTR	3QTR	2QTR	1QTR
	2003		2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Fees and Commissions	$511		$507	$519	$560	$590	1%	(13)%
Net Interest Income	125		117	124	122	120	7	4
All Other Revenue	16		39	59	56	63	(59)	(75)

TOTAL OPERATING REVENUE	652		663	702	738	773	(2)	(16)

EXPENSE:
Compensation Expense	285		311	267	261	286	(8)	—
Noncompensation Expense	289		314	293	317	297	(8)	(3)

TOTAL OPERATING EXPENSE	574		625	560	578	583	(8)	(2)

Operating Margin	78		38	142	160	190	105	(59)
Credit Costs	6		13	26	23	23	(54)	(74)

Operating Income Before Income Tax Expense	72		25	116	137	167	188	(57)
Income Tax Expense	8		(18)	17	26	38	NM	(79)

OPERATING EARNINGS	$64		$43	$99	$111	$129	49	(50)

Average Common Equity	$6,044		$6,148	$6,044	$6,180	$6,108	(2)	(1)
Average Assets	33,577		33,522	34,968	36,478	38,007	—	(12)
Shareholder Value Added	(116)		(144)	(86)	(75)	(53)	19	NM
Tangible Shareholder Value Added	9		(15)	43	53	74	NM	(88)
Return on Common Equity	4.2%		2.7%	6.4%	7.1%	8.5%	150 bp	(430) bp
Return on Tangible Common Equity	13.9		9.0	21.0	22.5	27.1	490	(1,320)
Overhead Ratio	88		94	80	78	75	(600)	1,300
Pre-Tax Margin Ratio	11		4	17	19	22	700	(1,100)
FULL-TIME EQUIVALENT EMPLOYEES	7,511		7,828	8,081	8,103	8,022	(4)%	(6)%

ASSETS UNDER SUPERVISION (in billions)
Client Segment:
Private Banking	$125	(a)	$130	$126	$138	$145	(4)	(14)
Institutional	298	(a)	305	298	318	345	(2)	(14)
Retail	72	(a)	80	77	89	96	(10)	(25)

Assets under Management	495	(a)	515	501	545	586	(4)	(16)
Custody / restricted stock / brokerage / administration / deposits	127	(a)	129	131	140	147	(2)	(14)

Assets under Supervision	$622	(a)	$644	$632	$685	$733	(3)	(15)

Geographic Region:
Americas	$350	(a)	$362	$352	$381	$424	(3)	(17)
Europe and Asia	145	(a)	153	149	164	162	(5)	(10)

Assets under Management	495	(a)	515	501	545	586	(4)	(16)
Custody / restricted stock / brokerage / administration / deposits	127	(a)	129	131	140	147	(2)	(14)

Assets under Supervision	$622	(a)	$644	$632	$685	$733	(3)	(15)

Product Class:
Fixed Income	$144	(a)	$149	$150	$156	$157	(3)	(8)
Liquidity	144	(a)	144	130	131	148	—	(3)
Equities and Other	207	(a)	222	221	258	281	(7)	(26)

Assets under Management	495	(a)	515	501	545	586	(4)	(16)
Custody / restricted stock / brokerage / administration / deposits	127	(a)	129	131	140	147	(2)	(14)

Assets under Supervision	$622	(a)	$644	$632	$685	$733	(3)	(15)

(a) Estimated

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Private Equity:
Cash Gains	$62	$169	$111	$111	$172	(63)%	(64)%
Write-offs	(65)	(195)	(152)	(122)	(185)	67	65

Realized Gains (Losses)	(3)	(26)	(41)	(11)	(13)	88	77

Public Mark-to-Market	(6)	108	(120)	(21)	(177)	NM	97
Private Write-downs	(221)	(135)	(138)	(94)	(65)	(64)	NM

Unrealized Gains (Losses)	(227)	(27)	(258)	(115)	(242)	NM	6

Total Private Equity Gains (Losses)	(230)	(53)	(299)	(126)	(255)	NM	10
Net Interest Income (Loss)	(74)	(69)	(75)	(87)	(86)	(7)	14
Fees and Other Revenue	14	27	3	8	20	(48)	(30)

TOTAL OPERATING REVENUE	(290)	(95)	(371)	(205)	(321)	NM	10

EXPENSE:
Compensation Expense	34	23	33	34	37	48	(8)
Noncompensation Expense	29	45	44	39	41	(36)	(29)

TOTAL OPERATING EXPENSE	63	68	77	73	78	(7)	(19)

Operating Income (Loss) Before Income Tax Expense	(353)	(163)	(448)	(278)	(399)	NM	12
Income Tax Expense (Benefit)	(129)	(62)	(164)	(103)	(147)	NM	12

OPERATING EARNINGS (LOSS)	$(224)	$(101)	$(284)	$(175)	$(252)	NM	11

Average Common Equity	$5,055	$5,210	$5,292	$5,392	$5,609	(3)	(10)
Average Assets	9,428	9,629	9,404	9,611	10,074	(2)	(6)
Shareholder Value Added	(413)	(300)	(485)	(378)	(461)	(38)	10
FULL-TIME EQUIVALENT EMPLOYEES	342	357	364	357	338	(4)	1

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions)

						Mar 31, 2003
						Over (Under)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2003	2002	2002	2002	2002	2002	2002

PORTFOLIO INFORMATION
Public Securities (89 companies) (a) (b)
Carrying Value	$478	$520	$488	$695	$705	(8)%	(32)%
Cost	624	663	764	860	809	(6)	(23)
Private Direct Securities (945 companies) (b)
Carrying Value	5,912	5,865	5,694	5,707	6,054	1	(2)
Cost	7,439	7,316	7,186	7,066	7,317	2	2
Private Fund Investments (312 funds) (b)
Carrying Value	1,780	1,843	1,831	1,827	1,794	(3)	(1)
Cost	2,360	2,333	2,216	2,164	2,119	1	11

Total Investment Portfolio — Carrying Value	$8,170	$8,228	$8,013	$8,229	$8,553	(1)	(4)

Total Investment Portfolio — Cost	$10,423	$10,312	$10,166	$10,090	$10,245	1	2

(a)	Publicly traded positions only.

(b)	Represents the number of companies and funds at March 31, 2003.

JPMP's Private Equity Portfolio by Industry Group
% of carrying value as of March 31, 2003 and 2002
Amounts above the bars represent the carrying values of the investments
(in billions)

March 31, 2002
March 31, 2003
30%
20%
10%
0%
$2.1
$1.4
$0.7
$0.7
$2.0
$2.3
$1.0
$1.0
$0.4
$0.4
$0.6
$0.6
$1.8
$1.8
Telecommunications, media & technology
Life Sciences / Healthcare Infrastructure
Industrial growth
Consumer retail & services
Real estate
Financial services
Funds

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios and employees)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

OPERATING INCOME STATEMENT
REVENUE:
Net Interest Income	$2,360	$2,171	$2,150	$2,112	$2,023	9%	17%
Fees and Commissions	935	603	1,233	1,134	894	55	5
Securities Gains	102	375	112	19	(13)	(73)	NM
All Other Revenue	340	229	215	176	187	48	82

TOTAL OPERATING REVENUE	3,737	3,378	3,710	3,441	3,091	11	21

EXPENSE:
Compensation Expense	734	633	677	669	645	16	14
Noncompensation Expense	1,014	1,076	973	958	900	(6)	13

TOTAL OPERATING EXPENSE	1,748	1,709	1,650	1,627	1,545	2	13

Operating Margin	1,989	1,669	2,060	1,814	1,546	19	29
Credit Costs	878	874	823	736	726	—	21

Operating Income Before Income Tax Expense	1,111	795	1,237	1,078	820	40	35
Income Tax Expense	407	299	446	404	312	36	30

OPERATING EARNINGS	$704	$496	$791	$674	$508	42	39

Average Common Equity	$10,331	$10,371	$10,488	$10,433	$10,142	—	2
Average Managed Assets (a)	202,358	188,479	178,826	175,556	175,593	7	15
Shareholder Value Added	396	179	470	358	205	121	93
Return on Common Equity	27.5%	18.9%	29.8%	25.8%	20.2%	860 bp	730 bp
Overhead Ratio	47	51	44	47	50	(400)	(300)
FULL-TIME EQUIVALENT EMPLOYEES	44,393	43,612	42,910	42,642	42,331	2%	5%

CHASE FINANCIAL SERVICES’ BUSINESSES
CHASE HOME FINANCE:
Operating Revenue	$1,143	$646	$977	$776	$530	77	116
Operating Expense	360	379	310	313	298	(5)	21
Operating Earnings	435	152	390	265	130	186	235

CHASE CARDMEMBER SERVICES:
Operating Revenue	$1,475	$1,579	$1,563	$1,493	$1,359	(7)	9
Operating Expense	534	606	545	523	482	(12)	11
Operating Earnings	157	147	237	170	142	7	11

CHASE AUTO FINANCE:
Operating Revenue	$201	$190	$167	$167	$172	6	17
Operating Expense	67	65	61	61	61	3	10
Operating Earnings	40	37	26	80	31	8	29

CHASE REGIONAL BANKING:
Operating Revenue	$630	$692	$697	$709	$724	(9)	(13)
Operating Expense	561	564	546	551	557	(1)	1
Operating Earnings	35	78	76	88	112	(55)	(69)

CHASE MIDDLE MARKET:
Operating Revenue	$369	$365	$384	$369	$376	1	(2)
Operating Expense	210	222	198	208	204	(5)	3
Operating Earnings	96	63	102	97	89	52	8

(a)	Includes credit card receivables that have been securitized.

J.P. MORGAN CHASE & CO. CHASE FINANCIAL SERVICES BUSINESS-RELATED METRICS (in billions, except ratios and where otherwise noted)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

Chase Home Finance
Originations:
Retail, Wholesale and Correspondent	$41	$40	$29	$22	$23	3%	78%
Correspondent Negotiated Transactions	21	21	7	5	10	—	110
Loans Serviced	432	426	435	436	426	1	1
End-of-Period Outstandings	67.3	63.6	55.6	53.6	54.4	6	24
Total Average Loans Owned	64.4	59.7	54.2	54.1	56.9	8	13
Number of Customers (in millions)	4.0	4.0	4.0	4.0	4.0	—	—
MSR Carrying Value	3.2	3.2	3.6	5.7	6.9	—	(54)
Net Charge-Off Ratio	0.20%	0.27%	0.21%	0.30%	0.21%	(7) bp	(1) bp
Overhead Ratio	31	59	32	40	56	(2,800)	(2,500)

Chase Cardmember Services — Managed Basis
End-of-Period Outstandings	$50.6	$51.1	$51.1	$49.5	$48.9	(1)%	3%
Average Outstandings	50.9	50.7	50.4	48.9	46.3	—	10
Total Purchases & Cash Advances (a)	20.7	21.2	23.0	20.9	18.9	(2)	10
Total Accounts (in millions)	29.8	29.2	28.6	28.1	27.7	2	8
Active Accounts (in millions)	16.5	16.5	16.5	16.3	16.5	—	—
Net Charge-Off Ratio	5.87%	5.75%	5.59%	6.41%	5.82%	12 bp	5 bp
30+ Day Delinquency Rate	4.59	4.67	4.47	4.17	4.58	(8)	1
Overhead Ratio	36	38	35	35	35	(200)	100

Chase Auto Finance
Loan and Lease Receivables	$41.1	$37.4	$33.8	$29.3	$29.4	10%	40%
Average Loan and Lease Receivables	39.6	35.8	31.5	29.6	29.9	11	32
Auto Origination Volume	7.4	6.8	7.6	5.2	5.8	9	28
Auto Market Share	6.4% (c)	5.7%	5.8%	5.1%	5.2%	70 bp	120 bp
Net Charge-Off Ratio	0.48	0.53	0.59	0.38	0.53	(5)	(5)
Overhead Ratio	33	34	37	36	35	(100)	(200)

Chase Regional Banking
Total Average Deposits	$72.6	$70.1	$70.1	$69.9	$69.2	4%	5%
Total Average Assets Under Management (b)	103.9 (c)	102.6	102.6	104.3	104.8	1	(1)
Number of Branches	527	528	533	533	538	—	(2)
Number of ATMs	1,873 (c)	1,876	1,884	1,878	1,895	—	(1)
Number of Online Customers (in thousands)	1,259	1,185	1,128	1,066	1,003	6	26
Overhead Ratio	89%	82%	78%	78%	77%	700 bp	1,200 bp

Chase Middle Market
Total Average Loans	$14.3	$14.1	$13.7	$13.5	$13.6	1%	5%
Total Average Deposits	28.0	25.8	24.0	24.0	22.7	9	23
Nonperforming Average Loans as a % of Total Average Loans	1.47%	1.59%	1.95%	1.89%	2.20%	(12) bp	(73) bp
Overhead Ratio	57	61	52	57	54	(400)	300

(a)	Sum of total customer purchases, cash advances and balance transfers.

(b)	Assets under management includes deposits.

(c)	Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO
NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS
(in millions)

						1QTR 2003
						Over (Under)
	1QTR	4QTR	3QTR	2QTR	1QTR
NONINTEREST REVENUE	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

Investment Banking Fees:
Advisory	$166	$233	$143	$189	$191	(29)%	(13)%
Underwriting:
Equity	108	84	57	184	139	29	(22)
Debt	342	361	345	412	425	(5)	(20)

Total	$616	$678	$545	$785	$755	(9)	(18)

Trading-Related Revenue:(a)
Equities	$194	$(20)	$(211)	$120	$223	NM	(13)
Fixed Income and Other	1,721	1,273	576	1,016	1,497	35	15

Total	$1,915	$1,253	$365	$1,136	$1,720	53	11

Fees and Commissions:
Investment Management, Custody and Processing Services	$885	$863	$923	$981	$992	3	(11)
Credit Card Revenue	692	807	806	669	587	(14)	18
Brokerage and Investment Services	277	273	321	333	304	1	(9)
Mortgage Servicing Fees, Net of Amortization, Writedowns and Derivatives Hedging	90	(330)	323	257	48	NM	88
Other Lending-Related Service Fees	124	160	128	128	130	(23)	(5)
Deposit Service Fees	285	277	288	273	290	3	(2)
Other Fees	245	232	216	244	233	6	5

Total	$2,598	$2,282	$3,005	$2,885	$2,584	14	1

Other Revenue:
Residential Mortgage Origination/Sales Activities	$378	$212	$213	$146	$100	78	278
All Other Revenue	103	78	206	146	57	32	81

Total	$481	$290	$419	$292	$157	66	206

NONINTEREST EXPENSE
Other Expense:
Professional Services	$325	$378	$307	$311	$307	(14)	6
Outside Services	272	249	256	240	249	9	9
Marketing	164	220	179	144	146	(25)	12
Travel and Entertainment	89	96	102	112	101	(7)	(12)
All Other	310	351	324	311	405	(12)	(23)

Total	$1,160	$1,294	$1,168	$1,118	$1,208	(10)	(4)

(a)	Includes trading-related net interest income. See reconciliation from reported to operating basis on page 6.

J.P. MORGAN CHASE & CO
CONSOLIDATED BALANCE SHEET
(in millions)

						Mar 31, 2003
						Over (Under)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2003	2002	2002	2002	2002	2002	2002

ASSETS
Cash and Due from Banks	$22,229	$19,218	$18,159	$21,878	$22,637	16%	(2)%
Deposits with Banks	6,896	8,942	13,447	10,517	9,691	(23)	(29)
Federal Funds Sold and Securities Purchased under Resale Agreements	69,764	65,809	63,748	71,740	76,719	6	(9)
Securities Borrowed	39,188	34,143	35,283	48,429	40,880	15	(4)
Trading Assets:
Debt and Equity Instruments	146,783	165,199	151,264	159,746	144,992	(11)	1
Derivative Receivables	86,649	83,102	87,518	69,858	63,224	4	37
Securities	85,178	84,463	79,768	64,526	61,225	1	39
Loans (Net of Allowance for Loan Losses)	212,256	211,014	206,215	207,080	209,541	1	1
Private Equity Investments	8,170	8,228	8,013	8,229	8,553	(1)	(4)
Goodwill	8,122	8,096	8,108	8,089	8,055	—	1
Mortgage Servicing Rights	3,235	3,230	3,606	5,689	6,918	—	(53)
Other Intangibles:
Purchased Credit Card Relationships	1,205	1,269	1,337	1,426	1,508	(5)	(20)
All Other Intangibles	294	307	311	313	327	(4)	(10)
Other Assets	65,187	65,780	64,982	63,026	58,238	(1)	12

TOTAL ASSETS	$755,156	$758,800	$741,759	$740,546	$712,508	—	6

LIABILITIES
Deposits:
Noninterest-Bearing	$77,822	$82,029	$74,724	$73,529	$72,659	(5)	7
Interest-Bearing	222,845	222,724	217,447	220,300	209,378	—	6

Total Deposits	300,667	304,753	292,171	293,829	282,037	(1)	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	160,221	169,483	154,745	162,656	152,837	(5)	5
Commercial Paper	14,039	16,591	13,775	14,561	23,726	(15)	(41)
Other Borrowed Funds	12,848	8,946	12,646	17,352	16,968	44	(24)
Trading Liabilities:
Debt and Equity Instruments	64,427	66,864	71,607	67,952	71,141	(4)	(9)
Derivative Payables	64,804	66,227	70,593	55,575	44,997	(2)	44
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	46,776	38,440	38,233	38,083	36,910	22	27
Long-Term Debt	42,851	39,751	39,113	42,363	37,322	8	15
Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	5,439	5,439	5,439	5,439	5,439	—	—

TOTAL LIABILITIES	712,072	716,494	698,322	697,810	671,377	(1)	6
STOCKHOLDERS’ EQUITY
Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stock	2,032	2,024	2,023	2,020	2,016	—	1
Capital Surplus	12,477	13,222	13,113	13,111	12,783	(6)	(2)
Retained Earnings	26,538	25,851	26,940	27,605	27,278	3	(3)
Accumulated Other Comprehensive Income (Loss)	1,113	1,227	1,465	79	(909)	(9)	NM
Treasury Stock, at Cost	(85)	(1,027)	(1,113)	(1,088)	(1,046)	92	92

TOTAL STOCKHOLDERS’ EQUITY	43,084	42,306	43,437	42,736	41,131	2	5

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$755,156	$758,800	$741,759	$740,546	$712,508	—	6

J.P. MORGAN CHASE & CO
CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS
(in millions, except rates)

						1QTR 2003
						Over (Under)

	1QTR	4QTR	3QTR	2QTR	1QTR	4Q	1Q
AVERAGE BALANCES	2003	2002	2002	2002	2002	2002	2002

ASSETS
Deposits with Banks	$9,998	$13,074	$13,071	$9,287	$12,326	(24)%	(19)%
Federal Funds Sold and Securities Purchased under Resale Agreements	87,657	88,974	83,402	83,317	81,004	(1)	8
Securities and Trading Assets	246,007	229,120	205,232	201,512	180,951	7	36
Securities Borrowed	38,654	40,673	41,881	46,537	41,739	(5)	(7)
Loans	215,882	211,489	205,037	211,495	217,847	2	(1)

Total Interest-Earning Assets	598,198	583,330	548,623	552,148	533,867	3	12
Noninterest-Earning Assets	180,040	171,836	175,743	182,798	184,779	5	(3)

TOTAL ASSETS	$778,238	$755,166	$724,366	$734,946	$718,646	3	8

LIABILITIES
Interest-Bearing Deposits	$225,389	$215,061	$214,932	$221,687	$218,049	5	3
Federal Funds Purchased and Securities Sold under Repurchase Agreements	191,163	182,526	170,266	166,919	153,662	5	24
Commercial Paper	14,254	13,469	13,740	18,514	18,901	6	(25)
Other Borrowings (a)	68,453	65,591	66,014	78,614	67,408	4	2
Long-Term Debt	46,001	44,621	45,525	42,482	43,046	3	7

Total Interest-Bearing Liabilities	545,260	521,268	510,477	528,216	501,066	5	9
Noninterest-Bearing Liabilities	190,111	190,919	170,712	164,832	175,800	—	8

TOTAL LIABILITIES	735,371	712,187	681,189	693,048	676,866	3	9

PREFERRED STOCK OF SUBSIDIARY (b)	—	—	—	—	354	NM	NM

Preferred Stock	1,009	1,009	1,009	1,009	1,009	—	—
Common Stockholders’ Equity	41,858	41,970	42,168	40,889	40,417	—	4

TOTAL STOCKHOLDERS’ EQUITY	42,867	42,979	43,177	41,898	41,426	—	3

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$778,238	$755,166	$724,366	$734,946	$718,646	3	8

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	2.58%	1.48%	2.65%	3.31%	2.96%	110 bp	(38) bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.19	2.33	2.52	2.58	2.45	(14)	(26)
Securities and Trading Assets	4.64	4.62	4.98	5.18	5.35	2	(71)
Securities Borrowed	1.02	1.42	1.70	1.49	1.77	(40)	(75)
Loans	5.32	5.29	5.73	5.95	5.87	3	(55)
Total Interest-Earning Assets	4.26	4.22	4.58	4.74	4.79	4	(53)
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	1.92	2.17	2.62	2.38	2.49	(25)	(57)
Federal Funds Purchased and Securities Sold under Repurchase Agreements	1.54	1.71	2.06	2.06	2.07	(17)	(53)
Commercial Paper	1.30	1.53	1.81	1.84	1.76	(23)	(46)
Other Borrowings	4.99	4.69	5.06	5.24	4.81	30	18
Long-Term Debt	3.23	3.68	3.22	3.10	3.35	(45)	(12)
Total Interest-Bearing Liabilities	2.27	2.44	2.78	2.75	2.72	(17)	(45)
INTEREST RATE SPREAD	1.99%	1.78%	1.80%	1.99%	2.07%	21	(8)

NET INTEREST MARGIN	2.19%	2.04%	1.99%	2.11%	2.24%	15	(5)

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.49%	2.36%	2.31%	2.36%	2.47%	13	2

(a)	Includes securities sold but not yet purchased.

(b)	On February 28, 2002, all outstanding shares were redeemed.

J.P. MORGAN CHASE & CO
CREDIT-RELATED INFORMATION
(in millions, except ratios)

						March 31, 2003
						Over (Under)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
CREDIT EXPOSURE	2003	2002	2002	2002	2002	2002	2002

COMMERCIAL
Loans	$88,446	$91,548	$97,486	$104,701	$101,752	(3)%	(13)%
Derivative Receivables (a)	86,649	83,102	87,518	69,858	63,224	4	37
Other Receivables (b)	108	108	1,130	1,130	—	—	NM

TOTAL COMMERCIAL CREDIT-RELATED ASSETS	175,203	174,758	186,134	175,689	164,976	—	6
Lending-Related Commitments	230,698	238,120	238,150	239,240	242,827	(3)	(5)

TOTAL COMMERCIAL CREDIT EXPOSURE (c)	405,901	412,878	424,284	414,929	407,803	(2)	—

CONSUMER
1-4 Family Residential Mortgages — First Liens	51,711	49,357	41,934	39,602	42,429	5	22
Home Equity	15,363	14,643	13,741	13,067	12,031	5	28

1-4 Family Residential Mortgages	67,074	64,000	55,675	52,669	54,460	5	23
Credit Card — Reported (d)	17,509	19,677	20,508	21,036	24,746	(11)	(29)
Credit Card Securitizations	31,399	30,722	29,843	27,499	23,225	2	35

Credit Card — Managed (d)	48,908	50,399	50,351	48,535	47,971	(3)	2
Auto Financings	36,865	33,615	30,612	26,666	26,002	10	42
Other Consumer (e)	7,577	7,524	7,197	7,014	7,586	1	—

TOTAL MANAGED CONSUMER LOANS	160,424	155,538	143,835	134,884	136,019	3	18

TOTAL CREDIT PORTFOLIO	$566,325	$568,416	$568,119	$549,813	$543,822	—	4

(a)	Includes $141 million of Enron-related surety receivables at March 31, 2003 that were the subject of settled litigation.

(b)	Represents at March 31, 2003 the Enron-related letter of credit, which continues to be the subject of litigation and was classified in Other Assets.

(c)	Credit exposure excludes risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.

(d)	At March 31, 2003, excludes $978 million of accrued interest and fees on securitized credit card loans that was classified in Other Assets.

(e)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)
(in millions, except ratios)

						March 31, 2003
						Over (Under)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2003	2002	2002	2002	2002	2002	2002

NONPERFORMING ASSETS AND RATIOS
COMMERCIAL
Loans	$3,286	$3,672	$3,596	$2,512	$2,359	(11)%	39%
Derivative Receivables (a)	277	289	169	144	1,285	(4)	(78)
Other Receivables (b)	108	108	1,130	1,130	—	—	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	3,671	4,069	4,895	3,786	3,644	(10)	1

CONSUMER
1-4 Family Residential Mortgages — First Liens	249	259	265	226	297	(4)	(16)
Home Equity	54	53	49	49	54	2	—

1-4 Family Residential Mortgages	303	312	314	275	351	(3)	(14)
Credit Card — Reported	14	15	17	18	19	(7)	(26)
Credit Card Securitizations	—	—	—	—	—	NM	NM

Credit Card — Managed	14	15	17	18	19	(7)	(26)
Auto Financings	112	118	108	103	98	(5)	14
Other Consumer (c)	66	76	68	54	66	(13)	—

TOTAL MANAGED CONSUMER LOANS	495	521	507	450	534	(5)	(7)

Assets Acquired in Loan Satisfactions	225	190	140	142	130	18	73

TOTAL CREDIT PORTFOLIO (d)	$4,391	$4,780	$5,542	$4,378	$4,308	(8)	2

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.58%	0.63%	0.75%	0.59%	0.60%	(5)bp	(2)bp

PAST DUE 90 DAYS AND OVER AND ACCRUING
COMMERCIAL
Loans	$39	$57	$33	$31	$52	(32)%	(25)%
Derivative Receivables	—	—	—	—	—	NM	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	39	57	33	31	52	(32)	(25)

CONSUMER
1-4 Family Residential Mortgages — First Liens	—	—	1	—	—	NM	NM
Home Equity	—	—	—	—	—	NM	NM

1-4 Family Residential Mortgages	—	—	1	—	—	NM	NM
Credit Card — Reported (e)	269	451	447	505	619	(40)	(57)
Credit Card Securitizations	664	630	526	457	478	5	39

Credit Card — Managed (e)	933	1,081	973	962	1,097	(14)	(15)
Auto Financings	—	—	—	—	—	NM	NM
Other Consumer (c)	22	22	26	37	45	—	(51)

TOTAL MANAGED CONSUMER LOANS	955	1,103	1,000	999	1,142	(13)	(16)

TOTAL CREDIT PORTFOLIO	$994	$1,160	$1,033	$1,030	$1,194	(14)	(17)

(a)	Includes $141 million of Enron-related surety receivables at March 31, 2003 that were the subject of settled litigation.

(b)	Represents at March 31, 2003 the Enron-related letter of credit, which continues to be the subject of litigation and was classified in Other Assets.

(c)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

(d)	Nonperforming assets at March 31, 2003 have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) relating to nonperforming counterparties in amounts aggregating $50 million at March 31, 2003. Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $58 million at March 31, 2003. HFS loans are carried at the lower of cost or market, and declines in value are recorded in Other Revenue.

(e)	At March 31, 2003, excludes $144 million of accrued interest and fees on securitized credit card loans past due 90 days and over and accruing that was classified in Other Assets.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)
(in millions, except ratios)

						1QTR 2003
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

NET CHARGE-OFFS
COMMERCIAL
Loans	$292	$434	$834	$293	$320	(33)%	(9)%
Lending-Related Commitments	—	212	—	—	—	NM	NM

TOTAL COMMERCIAL CREDIT EXPOSURE	292	646	834	293	320	(55)	(9)

CONSUMER
1-4 Family Residential Mortgages — First Liens	5	11	6	21	11	(55)	(55)
Home Equity	2	4	1	—	2	(50)	—

1-4 Family Residential Mortgages	7	15	7	21	13	(53)	(46)
Credit Card — Reported	275	286	333	433	337	(4)	(18)
Credit Card Securitizations	457	430	354	334	321	6	42

Credit Card — Managed	732	716	687	767	658	2	11
Auto Financings	46	47	47	29	38	(2)	21
Other Consumer (a)	50	54	45	45	45	(7)	11

TOTAL MANAGED CONSUMER LOANS	835	832	786	862	754	—	11

TOTAL CREDIT PORTFOLIO	$1,127	$1,478	$1,620	$1,155	$1,074	(24)	5

NET CHARGE-OFF RATES — ANNUALIZED COMMERCIAL
Loans	1.32%	1.88%	3.53%	1.17%	1.27%	(56)bp	5bp
Lending-Related Commitments	—	0.35	—	—	—	(35)	—
TOTAL COMMERCIAL CREDIT EXPOSURE	0.37	0.78	1.00	0.34	0.37	(41)	—
CONSUMER
1-4 Family Residential Mortgages — First Liens	0.04	0.09	0.06	0.20	0.10	(5)	(6)
Home Equity	0.05	0.11	0.03	—	0.07	(6)	(2)
1-4 Family Residential Mortgages	0.04	0.10	0.05	0.16	0.09	(6)	(5)
Credit Card — Reported	6.17	5.90	6.27	7.67	5.78	27	39
Credit Card Securitizations	5.82	5.58	4.95	5.30	5.98	24	(16)
Credit Card — Managed	5.95	5.70	5.51	6.42	5.87	25	8
Auto Financings	0.53	0.58	0.64	0.43	0.58	(5)	(5)
Other Consumer (a)	2.54	2.77	2.53	2.35	2.16	(23)	38
TOTAL MANAGED CONSUMER LOANS	2.14	2.20	2.23	2.53	2.22	(6)	(8)
TOTAL CREDIT PORTFOLIO	0.95	1.22	1.36	0.97	0.90	(27)	5

(a)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and non-U.S. consumer loans.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)
(in millions, except ratios)

						1QTR 2003
	1QTR	4QTR	3QTR	2QTR	1QTR	Over (Under)
	2003	2002	2002	2002	2002	4Q 2002	1Q 2002

SUMMARY OF CHANGES IN THE ALLOWANCE
LOANS:
Beginning Balance	$5,350	$5,263	$5,006	$5,005	$4,524	2%	18%
Net Charge-Offs	(670)	(836)	(1,266)	(821)	(753)	(20)	(11)
Provision for Loan Losses	670	921	1,544	821	753	(27)	(11)
Other	(135)	2	(21)	1	481	NM	NM

Ending Balance	$5,215	$5,350	$5,263	$5,006	$5,005	(3)	4

LENDING-RELATED COMMITMENTS:
Beginning Balance	$363	$573	$281	$281	$282	(37)	29
Net Charge-Offs	—	(212)	—	—	—	NM	NM
Provision for Lending-Related Commitments	73	—	292	—	—	NM	NM
Other	—	2	—	—	(1)	NM	NM

Ending Balance	$436	$363	$573	$281	$281	20	55

ALLOWANCE COMPONENTS AND RATIOS
LOANS:
Commercial — Specific	$1,528	$1,603	$1,525	$1,212	$1,163	(5)%	31%
Commercial — Expected	590	613	554	594	635	(4)	(7)

Total Commercial	2,118	2,216	2,079	1,806	1,798	(4)	18
Consumer Expected	2,255	2,360	2,365	2,387	2,518	(4)	(10)

Total Specific and Expected	4,373	4,576	4,444	4,193	4,316	(4)	1
Residual Component	842	774	819	813	689	9	22

Total Allowance for Loans Losses	$5,215	$5,350	$5,263	$5,006	$5,005	(3)	4

LENDING-RELATED COMMITMENTS:
Commercial — Specific	$305	$237	$426	$165	$165	29	85
Commercial — Expected	84	87	83	78	79	(3)	6

Total Specific and Expected	389	324	509	243	244	20	59
Residual Component	47	39	64	38	37	21	27

Total Allowance for Lending-Related Commitments	$436	$363	$573	$281	$281	20	55

Allowance for Loan Losses to Total Loans	2.40%	2.47%	2.49%	2.36%	2.33%	(7)bp	7bp
Allowance for Loan Losses to Total Nonperforming Loans	138	128	128	169	173	1,000	(3,500)
Allowance for Loan Losses to Total Nonperforming Assets	119	112	95	114	116	700	300
CREDIT COSTS
Loans:
Commercial	$194	$526	$1,107	$344	$394	(63)%	(51)%
Consumer	411	395	438	391	365	4	13

Total Specific and Expected	605	921	1,545	735	759	(34)	(20)
Residual Component	65	—	(1)	86	(6)	NM	NM

Total Provision for Loan Losses	670	921	1,544	821	753	(27)	(11)

Lending-Related Commitments:
Commercial	65	25	266	(1)	19	160	242
Residual Component	8	(25)	26	1	(19)	NM	NM

Total Provision for Lending-Related Commitments	73	—	292	—	—	NM	NM

Securitized Credit Losses	457	430	354	334	321	6	42

Total Managed Credit Costs	$1,200	$1,351	$2,190	$1,155	$1,074	(11)	12

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)

(a)	To normalize trend, these amounts exclude Enron-related exposure representing surety receivables and a letter of credit claim of $1,130 million at March 31, 2002, June 30, 2002 and September 30, 2002, and continuing settlement and litigation claims of $233 million at December 31, 2002, and $249 million at March 31, 2003.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.)
(in millions, except ratios)

	Mar 31		Dec 31		Sep 30		Jun 30		Mar 31		Mar 31, 2003
	2003		2002		2002		2002		2002		Over (Under)

	$	%	$	%	$	%	$	%	$	%	Dec 31 2002	Mar 31 2002

TELECOM AND RELATED INDUSTRIES (a)
Credit Exposure (b)	$16,739	100%	$16,770	100%	$18,208	100%	$19,973	100%	$19,888	100%	—%	(16)%

Risk Profile of Credit Exposure:
Investment-Grade	11,061	66%	9,376	56%	10,107	56%	11,677	58%	11,233	57%	18	(2)
Noninvestment-Grade:
Noncriticized	3,381	20%	5,076	30%	4,928	27%	5,865	29%	5,965	30%	(33)	(43)
Criticized Performing	1,756	11%	1,487	9%	2,421	13%	2,116	11%	2,439	12%	18	(28)
Criticized Nonperforming (c)	541	3%	831	5%	752	4%	315	2%	251	1%	(35)	116
CABLE INDUSTRY
Credit Exposure (b)	$5,312	100%	$5,982	100%	$5,427	100%	$4,556	100%	$4,590	100%	(11)	16

Risk Profile of Credit Exposure:
Investment-Grade	2,112	40%	2,681	45%	1,913	35%	1,371	30%	1,519	33%	(21)	39
Noninvestment-Grade:
Noncriticized	977	18%	1,096	18%	1,385	26%	1,878	41%	2,777	61%	(11)	(65)
Criticized Performing	1,717	32%	1,673	28%	1,735	32%	1,209	27%	259	5%	3	NM
Criticized Nonperforming (c)	506	10%	532	9%	394	7%	98	2%	35	1%	(5)	NM
MERCHANT ENERGY AND RELATED INDUSTRIES (d)
Credit Exposure (b)	$6,170	100%	$6,230	100%	$6,241	100%	$6,201	100%	$6,945	100%	(1)	(11)

Risk Profile of Credit Exposure:
Investment-Grade	3,744	61%	3,580	57%	3,470	56%	3,682	59%	5,203	75%	5	(28)
Noninvestment-Grade:
Noncriticized	1,066	17%	423	7%	1,196	19%	2,141	35%	1,649	24%	152	(35)
Criticized Performing	1,156	19%	1,849	30%	1,405	22%	358	6%	72	1%	(37)	NM
Criticized Nonperforming (c)	204	3%	378	6%	170	3%	20	0%	21	0%	(46)	NM

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment Grade: AAA / Aaa to BBB- / Baa3
Noninvestment Grade: BB+ / Ba1 to B- / B3
Criticized: CCC+ / Caa1 & below

(a)	Telecom and Related Industries includes other companies with an interdependence upon the telecommunications sector.

(b)	Credit exposure excludes risk participations and does not reflect the benefit of credit derivative hedges or liquid collateral held against derivatives contracts.

(c)	Nonperforming assets exclude nonaccrual HFS loans, which are carried at the lower of cost or market and declines in value are recorded in Other Revenue.

(d)	These amounts exclude Enron-related exposure.

J.P. MORGAN CHASE & CO. CAPITAL

								1QTR 2003
								Over (Under)
	1QTR			4QTR	3QTR	2QTR	1QTR
	2003			2002	2002	2002	2002	4Q 2002	1Q 2002

SOURCES AND USES OF TIER 1 CAPITAL
(in billions)
Sources of Free Cash Flow
Operating Earnings Less Dividends	$0.7	(a	)	$—	$(0.4)	$0.5	$0.5	NM	40%
Preferred Stock and Equivalents/Other Items	—	(a	)	(1.2)	(0.1)	(0.5)	0.2	NM	NM
Capital for Internal Asset Growth	(0.3)	(a	)	(1.3)	(0.1)	0.6	0.5	77%	NM

Total Sources of Free Cash Flow	$0.4			$(2.5)	$(0.6)	$0.6	$1.2	NM	(67)

Uses of Free Cash Flow
Increases (Decreases) in Capital Ratios	$0.6	(a	)	$(2.3)	$(0.6)	$0.9	$1.4	NM	(57)
Acquisitions	—	(a	)	—	—	—	—	NM	NM
Repurchases Net of Stock Issuances	(0.2)	(a	)	(0.2)	—	(0.3)	(0.2)	—	—

Total Uses of Free Cash Flow	$0.4			$(2.5)	$(0.6)	$0.6	$1.2	NM	(67)

COMMON SHARES OUTSTANDING
(in millions)
Basic Weighted-Average Shares Outstanding	1,999.8			1,990.0	1,986.0	1,982.6	1,978.2	—	1
Diluted Weighted-Average Shares Outstanding	2,021.9			2,008.5	2,005.8	2,016.0	2,005.8	1	1
Common Shares Outstanding — at Period End	2,030.0			1,998.7	1,995.9	1,993.4	1,990.2	2	2
CASH DIVIDENDS DECLARED PER SHARE	$0.34			$0.34	$0.34	$0.34	$0.34	—	—
BOOK VALUE PER SHARE	20.73			20.66	21.26	20.93	20.16	—	3
SHARE PRICE
High	$28.29			$26.14	$33.68	$38.75	$39.68	8	(29)
Low	20.13			15.26	17.86	30.15	26.70	32	(25)
Close	23.71			24.00	18.99	33.92	35.65	(1)	(33)
CAPITAL RATIOS
Tier I Capital Ratio	8.4%	(a	)	8.2%	8.7%	8.8%	8.6%	20bp	(20)bp
Total Capital Ratio	12.1	(a	)	12.0	12.4	12.7	12.5	10	(40)
Tier I Leverage Ratio	5.0	(a	)	5.1	5.4	5.4	5.4	(10)	(40)

(a)	Estimated

J.P. MORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc., in which the Firm has a 45% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, restricted stock, brokerage, administration and deposit accounts.

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effect remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. The fair value of public investments held by JPMP are marked-to-market at the quoted public value. To determine the carrying values of these investments, JPMP incorporates the use of liquidity discounts to take into account the fact that it cannot immediately realize or hedge the quoted public values as a result of regulatory, corporate and/or contractual sales restrictions imposed on these holdings. Private investments are initially valued based on cost. The carrying values of private investments are adjusted from cost to reflect both positive and negative changes evidenced by financing events with third-party capital providers. In addition, these investments are subject to ongoing impairment reviews by JPMP’s senior investment professionals. A variety of factors are reviewed and monitored to assess impairment including, but not limited to, operating performance and future expectations, comparable industry valuations of public companies, changes in market outlook and changes in the third-party financing environment.

Managed Credit Card Receivables or Managed Basis: Refer to the credit card receivables on JPMorgan Chase’s balance sheet plus securitized credit card receivables.

NM: Not meaningful

Operating Basis or Operating Earnings: Represents reported results excluding the impact of merger and restructuring costs, special items and credit card securitizations.

Other Consumer Loans: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and non-U.S. consumer.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of the operating revenues.

Reported Basis: Financial statements prepared under generally accepted accounting principles. The reported basis includes the impact of credit card securitizations, merger and restructuring costs and special items.

Return on Tangible Common Equity: Excludes the impact of goodwill on operating earnings and average common equity.

Segment Results — All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Shareholder Value Added (“SVA”): Represents operating earnings less preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and special items.

Tangible Common Equity: Excludes the impact of goodwill.

Tangible Shareholder Value Added: Excludes the impact of goodwill on operating earnings and capital charges.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.